SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 23, 2007 (June 29, 2007)

Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578_

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
15300 Centennial Drive, Northville, Michigan 48168

(Address of principal executive offices) (Zip Code)
(734) 737-5000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On June 29, 2007, Hayes Lemmerz Holding GmbH, a wholly owned subsidiary of Hayes Lemmerz International, Inc. (the “Company”), completed the sale of all of the issued and outstanding shares of capital stock of MGG Group B.V. (“MGG Group”) to an affiliate of ECF Group, a privately held company based in the The Netherlands and Switzerland. MGG Group and its subsidiaries operate aluminum casting and machining facilities located in Tegelen and Nieuw Bergen, The Netherlands and in Antwerp, Belgium. On July 5, 2007, Hayes Lemmerz International — Wabash, Inc. (“HLI — Wabash”), a wholly owned subsidiary of the Company, completed the sale of substantially all of its assets to Harvey Industries LLC, a privately held company based in Michigan. HLI — Wabash operated an aluminum powertrain component casting and machining facility located in Wabash Indiana. Together, MGG Group and HLI — Wabash accounted for approximately $202 million of sales in fiscal 2006. The Company will recognize a combined non-cash loss on the two sales of approximately $42.5 million. The sales are not expected to materially change the Company’s previously announced guidance for fiscal 2007. Copies of the press releases of the Company relating to the foregoing are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.
Forward Looking Statements
     This Current Report on Form 8-K contains forward-looking statements with respect to our expected financial results. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words “expect,” “anticipate,” “intend,” believe,” and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; (8) our ability to divest non-core assets and businesses; and (9) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this press release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: July 23, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Issued by Hayes Lemmerz International, Inc. on June 29, 2007 relating to completion of the sale of stock of MGG Group.

99.2	Press Release Issued by Hayes Lemmerz International, Inc. on July 5, 2007 relating to completion of the sale of assets of HLI — Wabash.